As filed with the Securities and Exchange Commission on September 19, 2003.
                                                    Registration No. 333-______
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ---------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                  ---------------
                                   KROLL INC.
               (Exact name of registrant as specified in its charter)

           Delaware                                            13-4131019
(State or Other Jurisdiction of                             (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)


                                900 Third Avenue
                            New York, New York 10022
                    (Address of Principal Executive Offices)
                           --------------------------

                               FACTUAL DATA CORP.
                      1997 STOCK INCENTIVE PLAN, AS AMENDED

                               FACTUAL DATA CORP.
                  1999 EMPLOYEE FORMULA AWARD STOCK OPTION PLAN

                               FACTUAL DATA CORP.
              INDUCEMENT STOCK OPTION AGREEMENTS DATED MAY 4, 2001
         FOR EACH OF: TODD A. NEIBERGER, DENNIS LITTLEJOHN, DAVE VINSON,
              RON GOLNICK, TOBY LUTTROPP, LINDA TROUT AND DAENA LEE

                       THE KROLL INC. AMENDED AND RESTATED
                         2000 EMPLOYEE STOCK OPTION PLAN
                            (Full Title of the Plans)


                              Michael G. Cherkasky
                      President and Chief Executive Officer
                                   Kroll Inc.
                                900 Third Avenue
                            New York, New York 10022
                     (Name and Address of Agent for Service)


                                 (212) 593-1000
                     (Telephone Number, Including Area Code,
                              of Agent for Service)

                                   Copies to:

                             Sabrina H. Perel, Esq.
                       Vice President and General Counsel
                                   Kroll Inc.
                                900 Third Avenue
                            New York, New York 10022

                             Peter S. Kolevzon, Esq.
                       Kramer Levin Naftalis & Frankel LLP
                                919 Third Avenue
                            New York, New York 10022
                                 (212) 715-9100
                              (212) 715-8000 (Fax)


                         CALCULATION OF REGISTRATION FEE

=============================================================================================
                                           Proposed          Proposed
                                            Maximum          Maximum
     Title of           Amount to be       Offering          Aggregate          Amount of
 Securities to be        Registered        Price Per         Offering          Registration
    Registered                              Share            Price (1)           Fee (2)
-------------------     ---------------   ---------------   ---------------   --------------
Common Stock, par       823,240           Not               $18,004,258.80     $1,456.54
value $0.01 per         shares (3)        Applicable
share ("Common Stock")
-------------------     ---------------   ---------------   ---------------   --------------
Common Stock            37,794            $10.69             $ 404,017.86         $32.69
-------------------     ---------------   ---------------   ---------------   --------------
Common Stock            337,500 (3)(4)    Not                $ 7,381,125         $597.13
                                          Applicable
=============================================================================================

(1) Estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457(h) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), based upon $21.87, the average of the high and low prices of Registrant's common stock on the Nasdaq National Market on September 17, 2003, which is within five (5) business days prior to the date of this Registration Statement, with respect to an aggregate of 1,160,740 shares and based on the exercise prices of outstanding options with respect to an aggregate of 37,794 shares.

(2)   0.00008090 multiplied by the proposed maximum aggregate offering price.

(3) This Registration Statement also includes an indeterminate number of additional shares that may be issued pursuant to the anti-dilution provisions of the plans.

(4) Pursuant to Instruction E to Form S-8, this Registration Statement is registering 337,500 shares not previously registered on the Registrant's Form S-8 filed on June 11, 2002 and June 21, 2002 in connection with certain amendments made to Kroll Inc.'s Amended and Restated 2000 Stock Option Plan for Employees, increasing the amount of shares issuable thereunder.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.     Incorporation of Documents by Reference.
            ---------------------------------------

      The Registrant hereby incorporates by reference in this Registration Statement the following documents:

      (1) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, filed on March 28, 2003 pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act");

      (2) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form S-3 filed with the Securities and Exchange Commission on September 5, 2002 (File No. 333-99203), including any subsequent amendment or report filed for the purpose of updating that description;

      (3) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, filed on May 12, 2003, the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003, filed on August 14, 2003 and the Registrant's Amended Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2003, filed on August 21, all pursuant to Section 13(a) of the Exchange Act;

      (4) The Registrant's Current Reports on Form 8-K filed on May 1, 2003, June 19, 2003, June 30, 2003, July 31, 2003, August 19, 2003, September 5, 2003,
September 17, 2003 and September 19, 2003;

      (5) Registrant's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on July 7, 2003 (File No. 333-106841), including any subsequent amendment or report filed for the purpose of updating that document; and

      (6) All documents subsequently filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to the Registration Statement which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4.   Description of Securities.
          -------------------------

          Inapplicable.

Item 5.   Interest of Named Experts and Counsel.
          -------------------------------------

      Thomas E. Constance, a partner at Kramer Levin Naftalis & Frankel, counsel to the Registrant that is giving an opinion regarding the legality of the securities being registered hereunder, is a director of the Registrant.

Item 6.   Indemnification of Directors and Officers.
          -----------------------------------------

      The Certificate of Incorporation (the "Certificate") of Kroll Inc. (the "Company") limits the liability of directors to the Company and its stockholders to the fullest extent permitted by Delaware General Corporation Law (the "Delaware Law"). Specifically, a director will not be personally liable for monetary damages for breach of fiduciary duty as a director, except for liability:

      o for any breach of the director's duty of loyalty to the Company or its stockholders;

      o for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law;

      o under Section 174 of the Delaware Law, which concerns unlawful payments of dividends, stock purchases or redemptions; or

      o for any transaction from which the director derived an improper personal benefit.

      The Certificate provides that the Company shall indemnify its officers and directors to the fullest extent permitted by the Delaware Law. Subject to limited exceptions, the Company may indemnify its other employees and agents to the extent that it indemnifies its officers and directors, unless otherwise prohibited by law, its amended and restated certificate of incorporation, its amended and restated bylaws or agreements. The Company is required to advance expenses to its directors and executive officers as incurred in connection with legal proceedings against them for which they may be indemnified. The rights conferred are not exclusive.

      The Company has entered into indemnification agreements with each of its directors and certain officers. These agreements, among other things, require the Company to indemnify each director and officer to the fullest extent permitted by Delaware law, including indemnification for expenses such as attorneys' fees, judgments, fines and settlement amounts incurred by the director or officer in any action or proceeding, including any action by or in the right of the Company, arising out of the person's services as a director or officer of the Company, any subsidiary of the Company or any other company or enterprise to which the person provides services at the Company's request. The Company believes that its charter provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 7.   Exemption from Registration Claimed.
          -----------------------------------

          Inapplicable.

Item 8.   Exhibits.
          --------

            Exhibit Number                    Description
            --------------                    -----------

                  3.1 Amended and Restated Certificate of Incorporation of Kroll Inc. (previously filed as Exhibit 3.4 to Kroll Inc.'s Post-Effective Amendment No. 1 on Form S-3 to Form S-1 (Reg. No. 333-75972), as filed with the SEC on May 3, 2002 (the "Post-Effective Amendment").

                  3.2 Amended and Restated By-laws of the Registrant (previously filed as Exhibit 3.4 to the Post-Effective Amendment).

                  4.1 Factual Data Corp. 1997 Stock Incentive Plan, as amended. Incorporated by reference to
                                 Exhibit 10.2 to Factual Data Corp.'s
                                 Registration Statement in Form SB-2, filed on February 27, 1998.

                  4.2 Factual Data Corp. 1999 Employee Formula Award Stock Option Plan. Incorporated by reference to
                                 Exhibit 4.2 to Factual Data Corp.'s
                                 Registration Statement on Form S-8, filed on
                                 December 14, 1999.

                  4.3 Form of Stock Option Agreement dated May 4, 2001 by and between Factual Data Corp. and each of: Todd A. Neiberger, Dennis Littlejohn, Dave Vinson, Ron Golnick, Toby Luttropp, Linda Trout and Daena Lee (including a schedule of awards).*

                  4.4 The Kroll Inc. Amended and Restated 2000 Employee Stock Option Plan.*

                  5.1 Opinion of Kramer Levin Naftalis & Frankel LLP (including consent).*

                  23.1 Consent of Kramer Levin Naftalis & Frankel LLP (included in Exhibit 5.1 to this Registration Statement).

                  23.2           Consent of Deloitte & Touche LLP.*

                  23.3           Consent of Deloitte & Touche LLP.*

                  23.4           Consent of Grant Thornton LLP.*

                  23.5           Consent of BDO Seidman LLP.*

                  23.6           Consent of Ehrhardt Keefe Steiner & Hottman
                                 PC.*

                  24.1 Power of Attorney (included on the signature page of this Registration Statement).

*filed herewith.

Item 9.    Undertakings.
           ------------

         (a) The undersigned Registrant hereby undertakes:

             (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

             (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

             (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, on this 19th day of September, 2003

                                    KROLL INC.


                                    By: /s/ Michael G. Cherkasky
                                       ---------------------------------
                                    Name:  Michael G. Cherkasky
                                    Title: President and Chief Executive Officer

         KNOW ALL PERSONS BY THESE PRESENTS that each person whose signature appears below each severally constitutes and appoints Jules B. Kroll and Michael
G. Cherkasky, and each of them, as true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for them in their name, place an stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all which said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do, or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     Signature                       Title(s)                    Date
     ---------                       --------                    ----

/s/ Jules B. Kroll               Executive Chairman          September 19, 2003
----------------------           of the Board
Jules B. Kroll

/s/ Michael G. Cherkasky         President, Chief            September 19, 2003
------------------------         Executive Officer
Michael G. Cherkasky             and Director
                                 (Principal
                                 Executive Officer)

/s/ Steven L. Ford               Executive Vice              September 19, 2003
-----------------------          President and Chief
Steven L. Ford                   Financial Officer
                                 (Principal
                                 Financial and
                                 Accounting Officer)

/s/ Judith Areen                 Director                    September 19, 2003
-----------------------
Judith Areen

/s/ Peter A. Cohen               Director                    September 19, 2003
-----------------------
Peter A. Cohen

/s/ Thomas E. Constance          Director                    September 19, 2003
--------------
Thomas E. Constance

/s/ Simon V. Freakley            Director                    September 19, 2003
-----------------------
Simon V. Freakley

_______________________          Director                    September __, 2003
Raymond E. Mabus

/s/ Michael D. Shmerling         Director                    September 19, 2003
------------------------
Michael D. Shmerling

/s/ J. Arthur Urciuoli           Director                    September 19, 2003
------------------------
J. Arthur Urciuoli

                                  EXHIBIT INDEX

            Exhibit Number                   Description
            --------------                   -----------

                  3.1 Amended and Restated Certificate of Incorporation of Kroll Inc. (previously filed as Exhibit 3.4 to Kroll Inc.'s Post-Effective Amendment No. 1 on Form S-3 to Form S-1 (Reg. No. 333-75972), as filed with the SEC on May 3, 2002 (the "Post-Effective Amendment").

                  3.2 Amended and Restated By-laws of the Registrant (previously filed as Exhibit 3.4 to the Post-Effective Amendment).

                  4.1 Factual Data Corp. 1997 Stock Incentive Plan, as amended. Incorporated by reference to
                                 Exhibit 10.2 to Factual Data Corp.'s
                                 Registration Statement in Form SB-2, filed on February 27, 1998.

                  4.2 Factual Data Corp. 1999 Employee Formula Award Stock Option Plan. Incorporated by reference to
                                 Exhibit 4.2 to Factual Data Corp.'s
                                 Registration Statement on Form S-8, filed on
                                 December 14, 1999.

                  4.3 Form of Stock Option Agreement dated May 4, 2001 by and between Factual Data Corp. and each of: Todd A. Neiberger, Dennis Littlejohn, Dave Vinson, Ron Golnick, Toby Luttropp, Linda Trout and Daena Lee (including a schedule of awards).*

                  4.4 The Kroll Inc. Amended and Restated 2000 Employee Stock Option Plan.*

                  5.1 Opinion of Kramer Levin Naftalis & Frankel LLP (including consent).*

                  23.1 Consent of Kramer Levin Naftalis & Frankel LLP (included in Exhibit 5.1 to this Registration Statement).

                  23.2           Consent of Deloitte & Touche LLP.*

                  23.3           Consent of Deloitte & Touche LLP.*

                  23.4           Consent of Grant Thornton LLP.*

                  23.5           Consent of BDO Seidman LLP.*

                  23.6           Consent of Ehrhardt Keefe Steiner & Hottman
                                 PC.*

                  24.1 Power of Attorney (included on the signature page of this Registration Statement).

*filed herewith.